Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350

(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Dakota Territory Resource Corp (the "Company") on Form 10-Q for the period ending September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Bachman, President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2012

By: /s/ Richard Bachman

Richard Bachman

President, Chief Executive Officer, Chief Financial Officer,

Principal Accounting Officer and Director

(Principal Executive Officer)